UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 12, 2021

Retractable Technologies, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-16465	75-2599762
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

511 Lobo Lane, Little Elm, Texas	75068-5295
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(972) 294-1010

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RVP	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Effective May 12, 2021 Retractable Technologies, Inc. entered into an amendment to the Technology Investment Agreement (originally awarded on July 1, 2020) with the U.S. Government providing for $27,365,232 in additional funding. The amendment calls for an increase in existing domestic manufacturing capabilities by a minimum of 50% in order to meet ongoing and future U.S. COVID-19 medical countermeasures demands. In order to satisfy this new objective, Retractable is directed to increase U.S. production of 1mL low dead space safety syringes by installing new assembly lines and further expanding a portion of its facilities in Little Elm, Texas. The scheduled end date for the modification effort is January 31, 2022.

Forward-looking statements are made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 and reflect Retractable's current views with respect to future events. Retractable believes that the expectations reflected in such forward-looking statements are accurate. However, Retractable cannot assure you that such expectations will materialize. Actual future performance could differ materially from such statements. Factors that could cause or contribute to such differences include, but are not limited to: the impact of COVID-19 on all facets of logistics and operations, as well as costs, Retractable’s ability to complete capital improvements and ramp up domestic production in response to government agreements, potential tariffs, Retractable's ability to maintain liquidity; Retractable's maintenance of patent protection; Retractable's ability to maintain favorable third party manufacturing and supplier arrangements and relationships; foreign trade risk; Retractable's ability to access the market; production costs; the impact of larger market players in providing devices to the safety market; and other risks and uncertainties that are detailed from time to time in Retractable's periodic reports filed with the U.S. Securities and Exchange Commission.

Item 8.01	Other Events.

On May 17, 2021, the Company issued a press release, a copy of which is attached to this Form 8-K as Exhibit 99, announcing results for the first quarter of 2021.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

99	Press release announcing results for the first quarter of 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: May 19, 2021	RETRACTABLE TECHNOLOGIES, INC.
(Registrant)

	BY:	/s/ JOHN W. FORT III
JOHN W. FORT III
VICE PRESIDENT, CHIEF FINANCIAL OFFICER, AND CHIEF ACCOUNTING OFFICER